LOANS RECEIVABLE (Summary of Group's loans Receivables) (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Loans receivable, net	$ 123,851	$ 144,112
Current portion	117,602	129,438
Non-current portion	6,249	14,674
Consumer Portfolio Segment [Member]
Total Loans receivable	127,680	149,028
Individually assessed	546	574
Collectively assessed	3,283	4,342
Loans receivable, net	$ 127,680	$ 149,028